UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  AUGUST 31, 2010

Annual Report to Shareholders

DWS Global Thematic Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

24 Statement of Assets and Liabilities

26 Statement of Operations

27 Statement of Changes in Net Assets

28 Financial Highlights

34 Notes to Financial Statements

45 Report of Independent Registered Public Accounting Firm

46 Tax Information

47 New Sub-Advisory Agreement Approval

50 Summary of Management Fee Evaluation by Independent Fee Consultant

55 Board Members and Officers

59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any decline in value of a portfolio security that is out on loan by the fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2010

Average Annual Total Returns as of 8/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.26%	-10.89%	1.83%	2.03%
Class B	4.33%	-11.65%	0.94%	1.19%
Class C	4.46%	-11.56%	1.06%	1.25%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-0.80%	-12.63%	0.63%	1.43%
Class B (max 4.00% CDSC)	1.33%	-12.13%	0.81%	1.19%
Class C (max 1.00% CDSC)	4.46%	-11.56%	1.06%	1.25%
No Sales Charges					Life of Institutional Class*
Class R	4.85%	-11.14%	1.56%	1.79%	N/A
Class S	5.57%	-10.64%	2.10%	2.32%	N/A
Institutional Class	5.55%	N/A	N/A	N/A	-5.23%
MSCI World Index+	1.54%	-9.58%	0.02%	-0.65%	-8.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on August 26, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 are 1.60%, 2.49%, 2.38%, 1.84%, 1.31% and 1.13% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 8/31/10	$ 20.29	$ 19.52	$ 19.66	$ 20.24	$ 20.23	$ 20.24
8/31/09	$ 19.43	$ 18.71	$ 18.82	$ 19.40	$ 19.38	$ 19.42
Distribution Information: Twelve Months as of 8/31/10: Income Dividends	$ .16	$ —	$ —	$ .11	$ .22	$ .26
Lipper Rankings — Global Multi-Cap Core Funds Category as of 8/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	40	of	123	33
3-Year	72	of	93	77
5-Year	12	of	68	18
Class B 1-Year	55	of	123	45
3-Year	81	of	93	87
5-Year	17	of	68	25
Class C 1-Year	54	of	123	44
3-Year	80	of	93	86
5-Year	15	of	68	22
Class R 1-Year	44	of	123	36
3-Year	75	of	93	80
5-Year	13	of	68	19
Class S 1-Year	35	of	123	29
3-Year	71	of	93	76
5-Year	10	of	68	15
10-Year	7	of	31	22
Institutional Class 1-Year	36	of	123	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2010 to August 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 983.00	$ 979.40	$ 979.60	$ 981.10	$ 984.40	$ 984.40
Expenses Paid per $1,000*	$ 7.65	$ 11.38	$ 11.18	$ 9.74	$ 6.25	$ 6.00
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,017.49	$ 1,013.71	$ 1,013.91	$ 1,015.38	$ 1,018.90	$ 1,019.16
Expenses Paid per $1,000*	$ 7.78	$ 11.57	$ 11.37	$ 9.91	$ 6.36	$ 6.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Thematic Fund	1.53%	2.28%	2.24%	1.95%	1.25%	1.20%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Thematic Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Thematic Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Global Thematic Partners, LLC, New York, New York, is the subadvisor for the fund. Please see Note C. Related Parties in the Notes to Financial Statements for details.

Portfolio Manager

Oliver Kratz

Global Thematic Partners, LLC

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Although the spring and summer months brought increased volatility in the world financial markets, the Morgan Stanley Capital International (MSCI) World Index, the fund's benchmark, nonetheless finished the fund's annual reporting period with a gain of 1.54%.1 A backdrop of positive corporate earnings results, accommodative central bank policies and steady growth in the developing world provided a solid underpinning for equities, despite the continued challenges faced by the world's industrialized economies.

The Class A shares of DWS Global Thematic Fund returned 5.26% in the 12-month period ended August 31, 2010, ahead of the 1.54% return of the benchmark, the MSCI World Index, as well as the 3.71% average return of the funds in its Lipper peer group, Global Multi-Cap Core Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

In managing the fund, we strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that stand to benefit as these themes unfold. The fund is diversified among 13 themes, as outlined in the following table.

Fund Assets by Theme, as of August 31, 2010 (as a % of investments)
Supply Chain Dominance Holds companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings	14.6%
Distressed Companies Seeks companies that are priced at low valuations due to unwarranted pessimism or short-term misperceptions of risk	13.8%
Personalized Medicine Seeks companies at the forefront of the shift in medical care to "predict-and-prevent" from "identify-and-cure"	10.5%
Fund Assets by Theme, as of August 31, 2010 (as a % of investments) (continued)
Large Units Invests in companies that are benefiting from the growth of middle classes and consumerism in emerging-markets countries	9.6%
Disequilibria Focuses on companies that stand to benefit from industry flux	8.1%
Indian Ocean Seeks to capitalize on the need for China and India to secure agricultural and energy supply routes in the region	7.8%
Security Seeks to identify companies that provide the resources necessary to protect people, their assets and information	7.2%
New Annuities Seeks companies that can generate predictable long-term returns	6.3%
Talent & Ingenuity Invests in companies that thrive on human talent rather than relying on hard assets	5.9%
Asymmetric Negotiators Invests in companies whose access to raw materials enables them to conduct one-sided price negotiations with buyers	4.9%
Private/Public Partnerships Invests in companies that partner with governments and regulators	4.5%
Global Agribusiness Seeks companies that stand to benefit from the rapidly changing dietary needs of a growing global population	4.3%
Market Hedge Invests largely in gold mining and other defensive companies in order to improve the fund's diversification	2.5%

Source: Global Thematic Partners, LLC

Performance Attribution

Two of our best-performing themes of the past year were those with the highest exposure to the emerging-markets equities. Emerging economies have held up very well during the economic downturn in the developed world, thanks to strong government finances, sound fiscal policies and rising domestic demand. The result was outperformance for emerging-markets equities, which translated into a return for the Large Units theme that far outpaced the gain of the broader market. Key individual contributors included the Brazilian bank Banco Bradesco SA, the South African mobile communications provider MTN Group Ltd. and the Russian financial giant Sberbank.*

We also saw strong performance from our theme Indian Ocean, which is invested entirely in the emerging markets and therefore benefited from the same tailwinds as Large Units. The top individual performers in this theme were Doosan Heavy Industries & Construction Co. Ltd.,* a global industrial and infrastructure company based in Korea; Bangkok Bank; and securities issued by Saudi Basic Industries.*

Global Agribusiness, which also has a substantial emerging-markets component, also added quite a bit of value. Agriculture-related stocks, while volatile, have generally outperformed the broader market during the past year. Our selection was strong in this area, with a number of winners that far exceeded the return of the MSCI World Index. Among these were the port operator Santos Brasil Participacoes SA, Nestle SA* and the snack food distributor Want Want China Holdings Ltd.*

Our themes Disequilibria and Market Hedge also outperformed. The gold stocks held in the latter theme delivered a very strong return during the past year, as investors sought exposure to hard assets at a time of highly accommodative monetary policies by the world's central banks.

Among the themes that lagged the broader market, the weakest return came from Personalized Medicine. This theme experienced underperformance from a number of holdings, including Medco Health Solutions, Inc. and Myriad Genetics, Inc.* While Personalized Medicine did not perform well in the past 12 months, we remain enthusiastic on its long-term prospects and we continue to add to the fund's holdings in this area.

The Distressed Companies theme also underperformed. This theme holds a heavy weighting in financial stocks, which as a group underperformed the broader market by a wide margin. While some of these holdings performed well, including Citigroup, Inc. and Legg Mason Inc.,* the majority of our holdings in financials were dragged down by the continued difficulties that face the sector as a whole. Among the most notable laggards were Bank of Ireland,* Bank of America Corp. and Mitsubishi UFJ Financial Group, Inc.

The remaining themes in the fund closed the year flat or in positive territory, but did not keep pace with the MSCI World Index.

Outlook and Positioning

In recent months, the performance of individual stocks was highly correlated and largely driven by investors' perception of macroeconomic risks. In this type of market, it is essential for investment managers to stick to their guns. We constantly analyze the fund's themes, and the result, so far, has been a deepening of our conviction in the validity of each of our themes. We have persisting confidence that themes such as Personalized Medicine, the Indian Ocean, Security and Global Agribusiness will be the places where companies' cash flow will be most underestimated by the market — and thus where opportunities will be most plentiful. We believe the best defense during a crisis is to invest in good companies with sustainable balance sheets and business models, and we are managing the fund accordingly.

We believe our opportunity set is still large and growing. It is growing in both geographical scope (Indian Ocean, distressed companies in Japan) and industry scope (Global Agribusiness and Personalized Medicine). We believe that some global brands can be bought at very cheap valuations on a long-term basis. The market seems to overlook that many of those brands have been in emerging markets far longer than 20 years but are somehow not rewarded for the on-the-ground experience and earnings power they now have.

Another aspect of our thought process is our increasingly strong belief in what we call the "accelerated world." For example, our belief that China would eventually become the dominant power in the Indian Ocean is playing out more rapidly than originally expected. When — not if — China becomes the principal power in the Indian Ocean, it will be a foregone conclusion that the geographically contiguous areas of Africa will benefit. To illustrate some of the long-term appeal, it is notable that the joint market capitalization of Nigeria, Botswana, Ghana, Mauritius, Kenya, Zambia and Ivory Coast is less than the market capitalization of Intel.

We also have analyzed the cumulative research and development (R&D) spending of the top 250 companies in the world for the past 20 years as part of the research for the Talent & Ingenuity theme. The results are expectedly mixed. While some big spenders have delivered modular knowledge that created commercial applications, others preferred to spend in all directions and let "a thousand flowers bloom." Typically, the latter camp did not create sustainable value for its shareholders. Accordingly, we have included a more thorough questionnaire into our management interviews that helps us to assess whether we are sitting across a firm that deploys their R&D wisely or rather a multidirectional unguided R&D missile.

As always, our primary focus is on deepening our knowledge of the fund's investment themes and seeking to take advantage of dislocations in the markets. We also have strengthened our risk management process and augmented our analytical effort through the hiring of additional analysts to the team. Overall, we believe the portfolio is well balanced for the vast array of risks and opportunities being presented by the current market environment.

* Not held in the portfolio as of 8/31/10.
1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Multi-Cap Core Funds category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/10	8/31/09

Common Stocks	99%	91%
Participatory Notes	1%	3%
Cash Equivalents	—	4%
Exchange-Traded Funds	—	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/10	8/31/09

United States and Canada	38%	38%
Europe (excluding United Kingdom)	22%	26%
United Kingdom	11%	9%
Pacific Basin	10%	8%
Latin America	6%	3%
Japan	5%	6%
Africa	4%	1%
Middle East	1%	2%
Other	3%	7%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds and Securities Lending Collateral)	8/31/10	8/31/09

Financials	26%	23%
Health Care	15%	15%
Industrials	14%	13%
Information Technology	12%	7%
Telecommunication Services	8%	7%
Consumer Staples	8%	11%
Materials	6%	5%
Energy	5%	10%
Utilities	3%	2%
Consumer Discretionary	3%	7%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2010 (20.7% of Net Assets)	Country	Percent
1. Erste Group Bank AG Provides a variety of banking services	Austria	2.9%
2. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	United States	2.5%
3. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.4%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	United States	2.1%
5. MTN Group Ltd. Provides a wide range of communication services	South Africa	1.9%
6. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	1.8%
7. Life Technologies Corp. Develops biotechnology tools used by researchers	United States	1.8%
8. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis, monitoring and treatment	United States	1.8%
9. Bank of America Corp. Provider of commercial banking services	United States	1.8%
10. MasterCard, Inc. Offers transaction processing and related services	United States	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2010

	Shares	Value ($)

Common Stocks 97.4%
Austria 4.4%
Erste Group Bank AG	853,011	30,959,226
Raiffeisen International Bank-Holding AG (a)	317,964	12,994,816
Wienerberger AG*	255,202	3,305,198
(Cost $49,823,997)		47,259,240
Bermuda 1.3%
Lazard Ltd. "A" (Cost $13,477,193)	426,030	13,317,697
Brazil 3.7%
Banco Bradesco SA (ADR) (Preferred) (a)	475,820	8,388,707
BR Properties SA	926,095	7,456,218
Santos Brasil Participacoes SA (Units)	1,569,340	14,922,692
SLC Agricola SA	1,016,094	9,256,942
(Cost $40,104,155)		40,024,559
Cayman Islands 1.1%
China Metal Recycling Holdings Ltd. (b)	3,489,000	3,453,678
Herbalife Ltd.	158,982	8,836,220
(Cost $10,517,602)		12,289,898
China 2.4%
China Railway Construction Corp., Ltd. "H"	5,945,354	7,581,927
Mindray Medical International Ltd. (ADR) (a)	371,369	10,026,963
Ping An Insurance (Group) Co. of China Ltd. "H"	950,000	7,858,910
(Cost $25,190,129)		25,467,800
Egypt 0.8%
Commercial International Bank Egypt SAE	81,176	548,467
Orascom Telecom Holding SAE (GDR) REG S* (c)	217,400	1,006,562
Orascom Telecom Holding SAE (GDR) REG S* (c)	1,411,950	6,537,329
(Cost $3,463,144)		8,092,358
France 0.6%
Societe Generale (Cost $6,307,069)	125,184	6,374,134
Germany 6.1%
Bayer AG	87,210	5,324,705
Deutsche Boerse AG	116,401	7,112,895
Deutsche Lufthansa AG (Registered)*	655,375	10,344,180
Deutsche Post AG (Registered)	744,216	12,170,809
E.ON AG	929,490	26,155,194
Fraport AG	90,317	4,694,914
(Cost $66,217,812)		65,802,697
Greece 0.3%
Hellenic Exchanges SA (Cost $3,942,890)	533,880	3,348,970
Hong Kong 1.4%
China Mobile Ltd. (ADR) (a)	162,900	8,360,028
Cosco Pacific Ltd.	4,380,473	5,777,748
Yingde Gases* (b)	1,200,500	1,126,614
(Cost $14,832,816)		15,264,390
Hungary 0.5%
OTP Bank Nyrt.* (Cost $6,208,331)	278,141	5,881,425
India 1.3%
Bank of Baroda	47,952	819,333
Bank of India	274,909	2,581,947
Deccan Chronicle Holdings Ltd.	1,166,037	3,083,652
Hindustan Unilever Ltd.	828,358	4,655,992
Union Bank of India Ltd.	340,786	2,390,718
(Cost $13,496,197)		13,531,642
Indonesia 1.5%
PT Semen Gresik (Persero) Tbk	9,711,029	9,350,963
PT Telekomunikasi Indonesia Tbk (ADR) (a)	177,149	6,908,811
(Cost $13,604,527)		16,259,774
Ireland 0.1%
Irish Life & Permanent Group Holdings PLC* (Cost $2,440,695)	631,067	1,159,594
Israel 0.9%
NICE Systems Ltd. (ADR)* (a)	136,600	3,660,880
Teva Pharmaceutical Industries Ltd. (ADR)	114,360	5,784,329
(Cost $9,579,626)		9,445,209
Italy 0.6%
Parmalat SpA (Cost $7,901,141)	2,846,597	6,850,360
Japan 5.0%
Fujitsu Ltd.	1,268,000	8,784,383
Hitachi Ltd.*	1,167,000	4,723,009
INPEX Corp.	2,594	11,733,365
Mitsubishi UFJ Financial Group, Inc.	1,116,000	5,326,937
Mizuho Financial Group, Inc.	4,295,100	6,595,261
Nomura Holdings, Inc.	1,492,475	8,403,055
Sumitomo Mitsui Financial Group, Inc.	291,500	8,678,033
(Cost $53,465,796)		54,244,043
Kazakhstan 0.4%
Kazakhstan Kagazy PLC (GDR) 144A*	2,552,100	382,815
KazMunaiGas Exploration Production (GDR)	234,550	4,137,462
(Cost $18,587,211)		4,520,277
Korea 1.9%
KT&G Corp.	273,837	13,932,819
SK Telecom Co., Ltd.	40,060	5,396,355
SK Telecom Co., Ltd. (ADR) (a)	67,600	1,082,952
(Cost $22,712,362)		20,412,126
Malaysia 0.4%
Axiata Group Bhd.* (Cost $3,731,673)	3,230,900	4,553,197
Mexico 0.8%
Banco Compartamos SA de CV	4,100	22,747
Grupo Aeroportuario del Sureste SAB de CV "B" (ADR) (a)	119,384	4,958,017
Grupo Financiero Banorte SAB de CV "O"	968,000	3,463,691
(Cost $8,889,047)		8,444,455
Netherlands 2.2%
QIAGEN NV*	559,448	10,049,518
VimpelCom Ltd. (ADR)* (d)	933,808	13,960,430
(Cost $23,622,825)		24,009,948
Panama 1.1%
Copa Holdings SA "A" (Cost $10,409,839)	236,558	11,539,299
Russia 0.2%
Far Eastern Shipping Co.* (Cost $5,247,128)	4,858,452	1,909,372
Singapore 0.0%
Food Empire Holdings Ltd. (Cost $225,145)	472,000	121,874
South Africa 4.0%
MTN Group Ltd.	1,246,100	20,360,007
Murray & Roberts Holdings Ltd.	1,171,580	6,592,620
Standard Bank Group Ltd.	1,101,800	15,616,427
(Cost $42,220,228)		42,569,054
Sweden 1.2%
Telefonaktiebolaget LM Ericsson "B" (Cost $14,002,834)	1,337,694	12,975,987
Switzerland 3.8%
Julius Baer Group Ltd.	388,522	13,703,987
Roche Holding AG (Genusschein)	131,917	17,931,097
UBS AG (Registered)* (a)	539,944	9,087,257
(Cost $39,524,706)		40,722,341
Thailand 1.4%
Bangkok Bank PCL (Foreign Registered)	1,622,000	7,929,893
Kasikornbank PCL (Foreign Registered)	1,450,100	5,282,358
Seamico Securities PCL (Foreign Registered)	23,721,700	1,478,106
(Cost $11,344,366)		14,690,357
United Kingdom 10.3%
Aberdeen Asset Management PLC	6,789	14,015
Afren PLC* (e)	1,662,289	2,620,753
African Minerals Ltd.*	334,752	1,961,160
Anglo American PLC	502,330	18,027,330
BAE Systems PLC	3,507,690	15,853,595
Barratt Developments PLC*	5,671,472	8,354,483
Diageo PLC	601,220	9,764,630
G4S PLC	2,199,163	8,512,815
GlaxoSmithKline PLC	607,752	11,380,687
Imperial Tobacco Group PLC	277,348	7,656,389
Tesco PLC	1,105,546	6,899,924
Vodafone Group PLC	7,992,605	19,263,232
(Cost $110,690,599)		110,309,013
United States 37.7%
Abbott Laboratories	265,974	13,123,157
Aecom Technology Corp.*	362,100	8,147,250
Air Products & Chemicals, Inc.	106,600	7,891,598
Apache Corp.	65,102	5,849,415
Bank of America Corp.	1,530,748	19,057,813
Calpine Corp.* (a)	575,303	7,317,854
Cisco Systems, Inc.*	470,877	9,441,084
Citigroup, Inc.*	2,092,268	7,783,237
Devon Energy Corp.	85,900	5,178,052
EMC Corp.*	183,100	3,339,744
Emdeon, Inc. "A"*	79,800	817,950
ExxonMobil Corp.	227,784	13,475,702
FTI Consulting, Inc.* (a)	138,535	4,541,177
General Dynamics Corp.	209,705	11,716,218
General Electric Co.	785,657	11,376,313
Harris Corp.	183,400	7,715,638
Hewlett-Packard Co.	701,060	26,976,789
Intel Corp.	743,188	13,169,291
Janus Capital Group, Inc.	490,468	4,453,449
JPMorgan Chase & Co.	446,951	16,251,138
Kinetic Concepts, Inc.* (a)	223,190	7,124,225
Laboratory Corp. of America Holdings*	264,500	19,207,990
Lear Corp.*	96,561	7,112,683
Life Technologies Corp.*	449,915	19,242,865
MasterCard, Inc. "A"	91,237	18,097,771
McDonald's Corp.	153,984	11,250,071
Medco Health Solutions, Inc.*	342,349	14,885,335
Morgan Stanley	412,985	10,196,600
Owens-Illinois, Inc.*	229,440	5,749,766
Pfizer, Inc.	1,407,170	22,416,218
Rock-Tenn Co. "A"	140,573	6,772,807
SAIC, Inc.* (a)	260,100	3,870,288
Schweitzer-Mauduit International, Inc.	187,574	10,098,984
The NASDAQ OMX Group, Inc.* (a)	611,000	10,943,010
Wal-Mart Stores, Inc.	292,400	14,660,936
Williams Companies, Inc.	473,312	8,581,147
World Fuel Services Corp. (a)	255,100	6,515,254
Yahoo!, Inc.*	870,099	11,380,895
(Cost $420,172,978)		405,729,714
Total Common Stocks (Cost $1,071,954,061)		1,047,120,804

Participatory Notes 1.4%
Jordan 0.2%
Arab Bank PLC (issuer HSBC Bank PLC), Expiration Date 4/12/2013 (Cost $3,105,181)	194,895	2,772,773
Nigeria 0.7%
First Bank of Nigeria (issuer HSBC Bank PLC), 144A, Expiration Date 11/15/2010*	44,210,900	3,762,348
Guaranty Trust Bank PLC (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	24,872,750	2,528,315
Zenith Bank Ltd. (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	11,916,500	988,712
(Cost $8,395,430)		7,279,375
Pakistan 0.5%
National Bank of Pakistan (issuer Merrill Lynch International & Co.), Expiration Date 2/25/2015* (Cost $5,867,435)	6,727,000	5,050,362
Total Participatory Notes (Cost $17,368,046)		15,102,510
	Principal Amount ($)	Value ($)

Other Investments 0.1%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	946,890
	Shares	Value ($)

Securities Lending Collateral 5.2%
Daily Assets Fund Institutional, 0.30% (f) (g) (Cost $56,238,220)	56,238,220	56,238,220
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,145,560,327)+	104.1	1,119,408,424
Other Assets and Liabilities, Net	(4.1)	(43,774,798)
Net Assets	100.0	1,075,633,626
* Non-income producing security.
+ The cost for federal income tax purposes was $1,155,351,684. At August 31, 2010, net unrealized depreciation for all securities based on tax cost was $35,943,260. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,201,037 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $93,144,297.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2010 amounted to $54,152,765, which is 5.0% of net assets.
(b) Security is listed in the country of domicile. Significant business activities of the company are in China.
(c) Securities with the same description are the same corporate entity, but trade on different stock exchanges.
(d) Security is listed in the country of domicile. Significant business activities of the company are in Eastern Europe and Asia.
(e) Security is listed in the country of domicile. Significant business activities of the company are in Africa.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Other Investments (h)
Austria	$ —	$ 47,259,240	$ —	$ 47,259,240
Bermuda	13,317,697	—	—	13,317,697
Brazil	40,024,559	—	946,890	40,971,449
Cayman Islands	8,836,220	3,453,678	—	12,289,898
China	10,026,963	7,581,927	7,858,910	25,467,800
Egypt	548,467	7,543,891	—	8,092,358
France	—	6,374,134	—	6,374,134
Germany	—	65,802,697	—	65,802,697
Greece	—	3,348,970	—	3,348,970
Hong Kong	8,360,028	6,904,362	—	15,264,390
Hungary	—	5,881,425	—	5,881,425
India	—	13,531,642	—	13,531,642
Indonesia	6,908,811	9,350,963	—	16,259,774
Ireland	—	1,159,594	—	1,159,594
Israel	9,445,209	—	—	9,445,209
Italy	—	6,850,360	—	6,850,360
Japan	—	54,244,043	—	54,244,043
Kazakhstan	—	4,520,277	—	4,520,277
Korea	1,082,952	19,329,174	—	20,412,126
Malaysia	—	4,553,197	—	4,553,197
Mexico	8,444,455	—	—	8,444,455
Netherlands	13,960,430	10,049,518	—	24,009,948
Panama	11,539,299	—	—	11,539,299
Russia	—	1,909,372	—	1,909,372
Singapore	—	121,874	—	121,874
South Africa	—	42,569,054	—	42,569,054
Sweden	—	12,975,987	—	12,975,987
Switzerland	9,087,257	31,635,084	—	40,722,341
Thailand	—	14,690,357	—	14,690,357
United Kingdom	—	110,309,013	—	110,309,013
United States	405,729,714	—	—	405,729,714
Participatory Notes (h)	—	15,102,510	—	15,102,510
Short-Term Investments	56,238,220	—	—	56,238,220
Total	$ 603,550,281	$ 507,052,343	$ 8,805,800	$ 1,119,408,424

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended August 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investment for which significant unobservable inputs were used in determining value:

	Common Stocks	Other Investments	Total
	China	Brazil
Balance as of August 31, 2009	$ —	$ 501,549	$ 501,549
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	357,015	445,341	802,356
Amortization premium/discount	—	—	—
Net purchases (sales)	7,501,895	—	7,501,895
Net transfers into Level 3	—	—	—
Net transfers out of Level 3	—	—	—
Balance as of August 31, 2010	$ 7,858,910	$ 946,890	$ 8,805,800
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2010	$ 357,015	$ 445,341	$ 802,356

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2010
Assets
Investments: Investments in securities, at value (cost $1,089,322,107) — including $54,152,765 of securities loaned	$ 1,063,170,204
Investment in Daily Assets Fund Institutional (cost $56,238,220)*	56,238,220
Total investments, at value (cost $1,145,560,327)	1,119,408,424
Cash	649,405
Foreign currency, at value (cost $2,588,346)	2,583,839
Receivable for investments sold	13,469,417
Receivable for Fund shares sold	336,717
Dividends receivable	1,235,467
Interest receivable	36,348
Foreign taxes recoverable	233,894
Other assets	58,284
Total assets	1,138,011,795
Liabilities
Line of credit loan payable	1,650,000
Payable upon return of securities loaned	56,238,220
Payable for investments purchased	1,302,780
Payable for Fund shares redeemed	1,251,228
Deferred foreign taxes payable	47,723
Accrued management fee	831,434
Other accrued expenses and payables	1,056,784
Total liabilities	62,378,169
Net assets, at value	$ 1,075,633,626
Net Assets Consist of
Undistributed net investment income	5,254,703
Net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes of $47,723)	(26,199,626)
Foreign currency	22,834
Accumulated net realized gain (loss)	(741,614,153)
Paid-in capital	1,838,169,868
Net assets, at value	$ 1,075,633,626
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($185,827,570 ÷ 9,158,179 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 20.29
Maximum offering price per share (100 ÷ 94.25 of $20.29)	$ 21.53

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,777,893 ÷ 859,379 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 19.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($74,354,717 ÷ 3,782,587 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 19.66
Class R Net Asset Value, offering and redemption price(a) per share ($37,395,682 ÷ 1,847,980 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 20.24
Class S Net Asset Value, offering and redemption price(a) per share ($740,564,212 ÷ 36,601,278 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.23
Institutional Class Net Asset Value, offering and redemption price(a) per share ($20,713,552 ÷ 1,023,475 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.24
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,234,689)	$ 21,300,102
Interest (net of foreign taxes withheld of $303)	9,645
Income distributions — affiliated cash management vehicles	30,363
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	546,375
Total income	21,886,485
Expenses: Management fee	10,364,763
Administration fee	1,179,726
Services to shareholders	2,204,873
Custodian fee	394,184
Distribution and service fees	1,774,223
Professional fees	111,732
Directors' fees and expenses	36,848
Reports to shareholders	147,857
Registration fees	89,904
Interest expense	15,602
Other	77,674
Total expenses	16,397,386
Net investment income (loss)	5,489,099
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $1,145,765)	170,581,924
Foreign currency	(1,127,756)
169,454,168
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign tax credit of $431,112)	(112,774,727)
Foreign currency	27,762
(112,746,965)
Net gain (loss)	56,707,203
Net increase (decrease) in net assets resulting from operations	$ 62,196,302

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2010	2009
Operations: Net investment income (loss)	$ 5,489,099	$ 12,229,537
Net realized gain (loss)	169,454,168	(602,501,801)
Change in net unrealized appreciation (depreciation)	(112,746,965)	229,048,754
Net increase (decrease) in net assets resulting from operations	62,196,302	(361,223,510)
Distributions to shareholders from: Net investment income: Class A	(1,723,267)	(314,655)
Class R	(183,355)	—
Class S	(8,434,771)	(2,447,617)
Institutional Class	(254,079)	(41,470)
Net realized gains: Class A	—	(1,261,460)
Class B	—	(105,274)
Class C	—	(514,052)
Class R	—	(172,264)
Class S	—	(3,652,249)
Institutional Class	—	(54,910)
Total distributions	(10,595,472)	(8,563,951)
Fund share transactions: Proceeds from shares sold	129,390,933	149,480,427
Reinvestment of distributions	9,706,109	7,758,519
Cost of shares redeemed	(262,269,020)	(419,933,000)
Redemption fees	6,314	10,717
Net increase (decrease) in net assets from Fund share transactions	(123,165,664)	(262,683,337)
Increase from regulatory settlements (See Note G)	1,314,855	—
Increase (decrease) in net assets	(70,249,979)	(632,470,798)
Net assets at beginning of period	1,145,883,605	1,778,354,403
Net assets at end of period (including undistributed net investment income of $5,254,703 and $10,501,035, respectively)	$ 1,075,633,626	$ 1,145,883,605

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 19.43	$ 23.43	$ 35.81	$ 35.02	$ 29.60
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.17	.07	.30[c]	.19
Net realized and unrealized gain (loss)	.93	(4.06)	(5.82)	6.60	7.63
Total from investment operations	1.00	(3.89)	(5.75)	6.90	7.82
Less distributions from: Net investment income	(.16)	(.02)	(.25)	(.11)	(.11)
Net realized gains	—	(.09)	(6.38)	(6.00)	(2.29)
Total distributions	(.16)	(.11)	(6.63)	(6.11)	(2.40)
Increase from regulatory settlements	.02[d]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 20.29	$ 19.43	$ 23.43	$ 35.81	$ 35.02
Total Return (%)[b]	5.26[d]	(16.49)	(19.49)	21.19[c]	27.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	219	431	560	119
Ratio of expenses (%)	1.50	1.59	1.44	1.40	1.56
Ratio of net investment income (loss) (%)	.36	1.08	.25	.85[c]	.62
Portfolio turnover rate (%)	171	210	202	151	143
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[d] Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Amount is less than $.005.

Class B Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 18.71	$ 22.75	$ 34.97	$ 34.50	$ 29.35
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	.04	(.17)	.00c*	(.10)
Net realized and unrealized gain (loss)	.87	(3.99)	(5.67)	6.47	7.54
Total from investment operations	.79	(3.95)	(5.84)	6.47	7.44
Less distributions from: Net realized gains	—	(.09)	(6.38)	(6.00)	(2.29)
Increase from regulatory settlements	.02[e]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 19.52	$ 18.71	$ 22.75	$ 34.97	$ 34.50
Total Return (%)[b]	4.33[e]	(17.26)	(20.20)	20.21[c]	26.42[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	20	31	41	14
Ratio of expenses before expense reductions (%)	2.30	2.48	2.28	2.27	2.61
Ratio of expenses after expense reductions (%)	2.30	2.48	2.28	2.27	2.49
Ratio of net investment income (loss) (%)	(.44)	.18	(.59)	(.02)[c]	(.31)
Portfolio turnover rate (%)	171	210	202	151	143
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Amount is less than $.005.

Class C Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 18.82	$ 22.85	$ 35.07	$ 34.55	$ 29.35
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	.05	(.14)	.04[c]	(.06)
Net realized and unrealized gain (loss)	.89	(3.99)	(5.70)	6.48	7.55
Total from investment operations	.82	(3.94)	(5.84)	6.52	7.49
Less distributions from: Net realized gains	—	(.09)	(6.38)	(6.00)	(2.29)
Increase from regulatory settlements	.02[d]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 19.66	$ 18.82	$ 22.85	$ 35.07	$ 34.55
Total Return (%)[b]	4.46[d]	(17.13)	(20.10)	20.31[c]	26.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	88	173	223	39
Ratio of expenses (%)	2.23	2.37	2.19	2.16	2.33
Ratio of net investment income (loss) (%)	(.37)	.29	(.49)	.09[c]	(.15)
Portfolio turnover rate (%)	171	210	202	151	143
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
[d] Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Amount is less than $.005.

Class R Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 19.40	$ 23.42	$ 35.78	$ 34.98	$ 29.63
Income (loss) from investment operations: Net investment income (loss)[a]	.00*	.14	(.03)	.20[b]	.12
Net realized and unrealized gain (loss)	.93	(4.07)	(5.80)	6.62	7.62
Total from investment operations	.93	(3.93)	(5.83)	6.82	7.74
Less distributions from: Net investment income	(.11)	—	(.15)	(.02)	(.10)
Net realized gains on investment transactions	—	(.09)	(6.38)	(6.00)	(2.29)
Total distributions	(.11)	(.09)	(6.53)	(6.02)	(2.39)
Increase from regulatory settlements	.02[c]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 20.24	$ 19.40	$ 23.42	$ 35.78	$ 34.98
Total Return (%)	4.85[c]	(16.67)	(19.69)	20.91[b]	27.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	34	47	7	4
Ratio of expenses (%)	1.85	1.83	1.72	1.68	1.79
Ratio of net investment income (loss) (%)	.01	.83	(.10)	.57[b]	.39
Portfolio turnover rate (%)	171	210	202	151	143
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.006% lower.
[c] Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Amount is less than $.005.

Class S Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 19.38	$ 23.36	$ 35.73	$ 34.99	$ 29.64
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.22	.15	.38[b]	.29
Net realized and unrealized gain (loss)	.92	(4.05)	(5.82)	6.58	7.62
Total from investment operations	1.05	(3.83)	(5.67)	6.96	7.91
Less distributions from: Net investment income	(.22)	(.06)	(.32)	(.22)	(.27)
Net realized gains	—	(.09)	(6.38)	(6.00)	(2.29)
Total distributions	(.22)	(.15)	(6.70)	(6.22)	(2.56)
Increase from regulatory settlements	.02[c]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 20.23	$ 19.38	$23.36	$ 35.73	$ 34.99
Total Return (%)	5.57[c]	(16.24)	(19.30)	21.48[b]	28.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	741	766	1,081	1,440	1,186
Ratio of expenses (%)	1.23	1.30	1.19	1.18	1.27
Ratio of net investment income (loss) (%)	.63	1.36	.52	1.07[b]	.91
Portfolio turnover rate (%)	171	210	202	151	143
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.011% lower.
[c] Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Amount is less than $.005.

Institutional Class Years Ended August 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.42	$ 23.37	$ 23.07
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.24	.00***
Net realized and unrealized gain (loss)	.92	(4.04)	.30
Total from investment operations	1.06	(3.80)	.30
Less distributions from: Net investment income	(.26)	(.06)	—
Net realized gains on investment transactions	—	(.09)	—
Total distributions	(.26)	(.15)	—
Increase from regulatory settlements	.02[c]	—	—
Redemption fees***	.00	.00	.00
Net asset value, end of period	$ 20.24	$ 19.42	$ 23.37
Total Return (%)	5.55[c]	(16.06)	1.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	19	16
Ratio of expenses (%)	1.20	1.12	1.14*
Ratio of net investment income (loss) (%)	.66	1.54	.74*
Portfolio turnover rate (%)	171	210	202
[a] For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally, have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued based upon a price supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund may invest in Participatory Notes (P-Notes). P-notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund entered into option contracts in order to gain exposure to and/or protect against changes in the market.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open options contracts as of August 31, 2010. For the year ended August 31, 2010, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $7,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$ (2,962,120)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from investments (includes purchased options)
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$ 2,955,020

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $732,530,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($572,076,000) and August 31, 2018 ($160,454,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 5,804,443
Capital loss carryforwards	$ (732,530,000)
Net unrealized appreciation (depreciation) on investments	$ (35,943,260)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2010	2009
Distributions from ordinary income*	$ 10,595,472	$ 8,492,306
Distributions from long-term capital gains	$ —	$ 71,645
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $1,949,841,708 and $2,052,907,574, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Global Thematic Partners, LLC ("GTP") acts as investment subadvisor to the Fund. On July 1, 2010, members of the Advisor's Global Equity Team, including members of the Fund's portfolio management team, separated from the Advisor and formed GTP as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor, not the Fund, for the services GTP provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2010, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.88% of the Fund's average daily net assets.

For the period from September 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.40%.

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.47%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2010, the Administration Fee was $1,179,726, of which $94,875 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2010
Class A	$ 306,933	$ 79,094
Class B	31,192	7,647
Class C	112,765	28,429
Class R	741	741
Class S	941,425	239,435
Institutional Class	27,342	6,670
	$ 1,420,398	$ 362,016

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2010
Class B	$ 147,019	$ 11,424
Class C	647,839	49,111
Class R	98,353	8,232
	$ 893,211	$ 68,767

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2010	Annual Effective Rate
Class A	$ 528,171	$ 79,290.24%
Class B	47,520	2,270.24%
Class C	212,727	8,807.25%
Class R	92,594	20,838.24%
	$ 881,012	$ 111,205

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2010 aggregated $16,402.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2010, the CDSC for Class B and C shares aggregated $55,188 and $3,485, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2010, DIDI received $406 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,603, of which $7,287 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund may invest in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 33 percent of its net assets under the agreement.

At August 31, 2010, the Fund had a $1,650,000 outstanding loan. Interest expense incurred on the borrowing was $15,602 for the year ended August 31, 2010. The average dollar amount of the borrowings was $6,229,167, the weighted average interest rate on these borrowings was 1.52% and the Fund had a loan outstanding for sixty days throughout the period. The borrowings were valued at cost, which approximates fair value.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,795,550	$ 37,672,838	3,102,418	$ 49,342,777
Class B	43,207	872,184	148,296	2,259,681
Class C	316,116	6,423,730	432,205	6,671,387
Class R	898,587	19,457,847	2,126,646	30,905,957
Class S	2,855,352	58,044,778	3,091,791	49,143,489
Institutional Class	335,158	6,919,556	829,418	11,157,136
		$ 129,390,933		$ 149,480,427
Shares issued to shareholders in reinvestment of distributions
Class A	76,076	$ 1,614,350	96,697	$ 1,376,017
Class B	—	—	5,994	82,783
Class C	—	—	27,394	379,948
Class R	8,412	178,426	11,617	165,417
Class S	362,654	7,659,254	399,296	5,657,974
Institutional Class	12,030	254,079	6,796	96,380
		$ 9,706,109		$ 7,758,519
Shares redeemed
Class A	(3,984,965)	$ (83,385,745)	(10,306,998)	$ (163,430,633)
Class B	(268,798)	(5,405,789)	(446,184)	(6,707,896)
Class C	(1,218,679)	(24,703,034)	(3,345,339)	(51,283,069)
Class R	(792,575)	(16,578,148)	(2,395,074)	(35,563,211)
Class S	(6,119,883)	(125,751,747)	(10,238,103)	(154,385,524)
Institutional Class	(309,308)	(6,444,557)	(541,921)	(8,562,667)
		$ (262,269,020)		$ (419,933,000)
Redemption fees		$ 6,314		$ 10,717
Net increase (decrease)
Class A	(2,113,339)	$ (44,096,416)	(7,107,883)	$ (112,706,561)
Class B	(225,591)	(4,533,605)	(291,894)	(4,365,426)
Class C	(902,563)	(18,279,267)	(2,885,740)	(44,230,760)
Class R	114,424	3,058,977	(256,811)	(4,491,813)
Class S	(2,901,877)	(60,044,431)	(6,747,016)	(99,579,626)
Institutional Class	37,880	729,078	294,293	2,690,849
		$ (123,165,664)		$ (262,683,337)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $535,636. In addition, the Fund received $779,219 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

H. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of DWS Global Thematic Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Thematic Fund (the "Fund") at August 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 26, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 73% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2010, qualified for the dividends received deduction.

The Fund paid foreign taxes of $2,259,844 and earned $3,941,888 of foreign source income during the year ended August 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.07 per share as income earned from foreign sources for the year ended August 31, 2010.

For federal income tax purposes, the Fund designates $24,709,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

New Sub-Advisory Agreement Approval

The Board of Directors, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and Global Thematic Partners, LLC ("GTP") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all of the Fund's Directors were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of GTP and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Directors.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and GTP, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., GTP), it was necessary to approve a sub-advisory agreement between DWS and GTP to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, GTP's sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of GTP to be a material factor. In particular, the Board noted that GTP has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay GTP's sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to GTP. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by GTP in light of the New Agreement, including the incidental public relations benefits to GTP related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that GTP did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered GTP's proposed compliance program and resources. The Board also considered that DWS would oversee GTP's compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	233379 817	233379 791	233379 783	233379 759	233379 684
Fund Number	407	607	707	2007	1407
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL THEMATIC FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$79,998	$0	$0	$0
2009	$74,998	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2010